AUGUST 28, 2015
Summary Prospectus
Funds For Institutions Series
►	FFI Government Fund
MLGXX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/cash/regulatory. You can also get this information at no cost by calling (800) 626-1960 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated August 28, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About FFI Government Fund
Investment Objective

The investment objective of FFI Government Fund (“Government Fund” or the “Fund”), a series of Funds For Institutions Series (the “Trust”), is to seek current income consistent with liquidity and security of principal by investing in a portfolio of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Government Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.33%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.37%
Fee Waivers and/or Expense Reimbursements[1]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.24%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 44, BlackRock Advisors, LLC has contractually agreed to waive the management fee resulting in an annual fee equal to 0.20% of the average daily net assets of the Fund until September 1, 2016. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Government Fund	$25	$106	$195	$455

Principal Investment Strategies of the Fund

Government Fund seeks to achieve its investment objective by investing all of its assets in U.S. Government securities, U.S. Government agency securities, including variable rate U.S. Government agency securities, and securities issued by U.S. Government sponsored enterprises, and repurchase agreements involving these securities. The Fund may buy or sell these securities on a when-issued, delayed-delivery or forward commitment basis.
The securities in which the Fund invests will have remaining maturities of up to 397 days (13 months), with certain exceptions. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
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■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Regulatory Risk — On July 23, 2014, the Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.
■	Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information

The information shows you how Government Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 626-1960.
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ANNUAL TOTAL RETURNS
Government Fund
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 1.28% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2013). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
Government Fund	0.01%	0.02%	1.54%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

Government Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

To purchase or sell shares of Government Fund, you should contact your financial professional or financial intermediary or contact the FFI Client Service Team, by phone at (800) 225-1576 or by mail (Boston Financial Data Services, Attention: BlackRock, P.O. Box 8118, Boston, Massachusetts 02266).
Accounts can be opened with a minimum initial investment of $100,000. To open an account, an FFI account application must be fully executed and supporting documentation must be provided. The minimum investment for additional purchases is generally $1,000 for all accounts. The Fund will effect orders to purchase and sell shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading.
Tax Information

Government Fund will declare a dividend daily from its net investment income, if any. Net realized capital gains, if any, will be distributed at least annually in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. The Fund intends to pay dividends, most of which will be taxed as ordinary income, although the Fund may pay capital gains dividends as well.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of Government Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
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INVESTMENT COMPANY ACT FILE # 811-05149
© BlackRock Advisors, LLC
SPRO-FFIS-G-0815